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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 7, 2003

                              DYNEGY HOLDINGS INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-29311                    94-3248415
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

         99.1     Press release of Dynegy Inc. dated January 7, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     On January 7, 2003, Dynegy Inc., the wholly owning parent company of Dynegy Holdings Inc., issued a press release, a copy of which is attached hereto as exhibit 99.1 and the contents of which are incorporated herein by this reference. In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DYNEGY HOLDINGS INC.

                          BY: /s/ Keith R. Fullenweider
                              ---------------------------------------
                              Keith R. Fullenweider
                              Senior Vice President, Deputy General
                              Counsel and Secretary

Dated:  January 8, 2003